UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  May 12, 2005

QAD Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22823	77-0105228
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6450 Via Real, Carpinteria, California		93013
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (805) 684-6614

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

The information in this Report, including the Exhibit 99.1, is furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

On May 12, 2005, QAD Inc. issued a press release announcing preliminary results for the fiscal 2006 first quarter ended April 30, 2005 and revised its financial outlook for the fiscal year.  A copy of this press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

c)              Exhibits.

Exhibit No.	Description
99.1	Press Release, dated as of May 12, 2005, entitled “QAD Announces Preliminary Financial Results for Fiscal 2006 First Quarter.”

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QAD Inc.
(Registrant)

Date: May 12, 2005	By	/s/ Daniel Lender
Daniel Lender
Chief Financial Officer
(on behalf of the Registrant and as Principal Financial Officer)

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated as of May 12, 2005, entitled “QAD Announces Preliminary Financial Results for Fiscal 2006 First Quarter.”